CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the use in this Registration Statement on Form SB-2, including any amendments thereto, of our report dated February 8, 2000, relating to the financial statements of Mountain States Capital, Inc. appearing in such registration statement.


                                                 /s/ Clancy and Co.

                                                 CLANCY AND CO., P.L.L.C.
                                                 Phoenix, Arizona
                                                 August 9, 2000